UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2014
___________

NII HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32421 (Commission File Number)	91-1671412 (IRS Employer Identification No.)

1875 Explorer Street, Suite 1000 Reston, Virginia (Address of principal executive offices)	20190 (Zip Code)

Registrant's telephone number, including area code: (703) 390-5100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Item 7.01.    Regulation FD Disclosure.
As disclosed in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 that was filed with the Securities and Exchange Commission on August 11, 2014 (the "Form 10-Q"), NII Holdings, Inc. ("NII") has engaged in preliminary discussions with certain of the holders (the "Holders") of the senior notes issued by its subsidiaries, NII Capital Corp. and NII International Telecom S.C.A. (the "Senior Notes"), and their advisors regarding a potential restructuring of the Senior Notes. NII has also engaged in discussions with the lenders (collectively, the "Local Lenders") under the equipment financing facilities with NII’s subsidiaries in Brazil and Mexico and bank loans with NII’s subsidiaries in Brazil (collectively, the "Local Facilities") with respect to potential waivers and amendments to the terms of the Local Facilities.

As of the date of this Current Report on Form 8-K, the discussions with the Holders and Local Lenders are continuing and no agreement has been reached at this time with such parties regarding the terms of any potential restructuring or amendment of the terms of the Senior Notes or the Local Facilities. The parties have discussed informal proposals and potential approaches to the restructuring that include possible exchanges of all or a portion of the Senior Notes for equity interests in, or debt securities of, a reorganized NII as well as potential modifications to certain covenants and other terms of the Local Facilities. In connection with such discussions, NII has also agreed to pay the fees of legal and financial advisors to certain Holders, subject to certain terms and conditions set forth in the applicable agreements entered into by NII. There can be no assurance that these discussions will result in any agreement regarding the terms of any potential restructuring of NII’s obligations under the Senior Notes or any potential amendments to the Local Facilities that may be necessary in order to implement such a restructuring. If an agreement is reached and NII pursues a restructuring either on a stand-alone basis or in conjunction with one or more other potential strategic transactions as described in the Form 10-Q, NII expects that it will be necessary to voluntarily commence reorganization proceedings under chapter 11 of the United States Bankruptcy Code in order to implement it.

In connection with these discussions, NII entered into confidentiality agreements with each of the Holders pursuant to which NII provided certain information to the Holders (the "Disclosed Information"). NII also agreed to make the Disclosed Information publicly available. The Disclosed Information is available on the NII website (www.nii.com) through the "Bondholder Information" link on the Investor Relations page. An index of Disclosed Information has also been furnished as an exhibit to this Report. Notwithstanding NII’s entry into these discussions and our disclosure of the Disclosed Information, NII’s position remains unchanged with respect to the allegations contained in the notice of default delivered on March 19, 2014 by Aurelius Capital Management, LP in connection with our 8.875% senior notes due 2019, as described in further detail in the Form 10-Q and in NII’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 that was filed with the Securities and Exchange Commission on May 12, 2014.

The Disclosed Information includes prospective financial information, forecasts and other information generally not disclosed by NII. The Disclosed Information was prepared based on expectations, beliefs, opinions, and assumptions of NII’s management at the time this information was prepared. The Disclosed Information was not prepared in accordance with generally accepted accounting principles or published guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of “prospective financial information” or in accordance with any other potentially applicable standards.

The publication of the Disclosed Information should not be regarded as an indication that NII or any other person considered, or as of the date of this Report considers, the Disclosed Information to be predictive of future results, and does not constitute an admission or representation by any person that any Disclosed Information is material, or that the expectations, beliefs, opinions, and assumptions that underlie the Disclosed Information remain the same as of the date of this Report. Readers are cautioned not to place undue reliance on the Disclosed Information.

NII’s independent public accounting firm has not, nor has any other accountant, examined, compiled, or performed any procedures with respect to the Disclosed Information. Accordingly, no accounting firm or any other person has expressed any opinion or any other form of assurance on the Disclosed Information or its achievability and no accounting firm or person assumes any responsibility for the Disclosed Information.

The Disclosed Information that is not historical information:

•
is forward-looking, speculative and subjective in nature and was based upon expectations, beliefs, opinions, and assumptions, which are inherently uncertain and include factors that are beyond the control of NII and may not prove to be accurate;

•
does not necessarily reflect current expectations, beliefs, opinions, or assumptions that the management of NII may have about the prospects for NII’s businesses, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur or that was not anticipated at the time the information was prepared;

•	may not reflect current results or future performance, which may be significantly more favorable or less favorable than projected by the Disclosed Information; and

•	is not, and should not be regarded as, a representation that any of the expectations contained in, or forming a part of, the forecasts will be achieved.

The Disclosed Information is being furnished, not filed. Accordingly, this Report, including the exhibit, will not be incorporated by reference into any registration statement filed by NII or any related entity under the Securities Act of 1933, as amended, unless specifically identified as being incorporated by reference therein. The summary of the Disclosed Information described herein is qualified in its entirety by the contents of the Disclosed Information. Further, the information contained on NII’s website is not part of this Report.
Item 9.01    Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Index of Disclosed Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NII HOLDINGS, INC.
(Registrant)

Dated: August 15, 2014	By: /s/ SHANA C. SMITH
Shana C. Smith
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Index of Disclosed Information